UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2005

Analex Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5404	71-0869563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5904 Richmond Highway, Suite 300, Alexandria, VA 22309

(Address of principal executive offices) (Zip Code)

(703) 329-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(a) In accordance with Item 9.1(a) of Form 8-K, and because it was impractical to provide the required financial statements for the acquired business at the time the Company’s current report on Form 8-K dated April 6, 2005 was filed, the audited financial statements for ComGlobal Systems, Incorporated (“ComGlobal”) as of June 30, 2004, 2003 and 2002 and related Independent Auditors’ Reports thereon, are being filed as part of this Form 8-K/A.

(b) In accordance with Item 9.1(b) of Form 8-K, and because it was impractical to provide the required pro forma financial information for the acquired business at the time the Company’s current report on Form 8-K dated April 6, 2005 was filed, the Unaudited Pro Forma Combined Balance Sheet, the Unaudited Pro Forma Combined Statement of Operations, and Notes to Unaudited Pro Forma Combined Financial Statements are being filed as part of this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALEX CORPORATION

Date:	June 15, 2005	By:	/s/ Sterling E. Phillips, Jr.
Sterling E. Phillips, Jr.
Chairman of the Board and Chief Executive Officer

Date	June 15, 2005	By:	/s/ Judith N. Huntzinger
Judith N. Huntzinger
Interim Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders

ComGlobal Systems, Incorporated

We have audited the accompanying consolidated balance sheets of ComGlobal Systems, Incorporated (the “Company”) as of June 30, 2004, 2003 and 2002, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended June 30, 2004. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of ComGlobal Systems, Incorporated as of June 30, 2004, 2003 and 2002 and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

New York, New York

April 1, 2005

COMGLOBAL SYSTEMS, INCORPORATED

CONSOLIDATED BALANCE SHEETS

	June 30,
	2004	2003	2002
ASSETS
Current assets
Cash and cash equivalents	$4,674,788	$3,038,001	$3,079,013
Accounts receivable	2,851,843	2,795,864	1,165,658
Costs and estimated earnings in excess of billings	4,154,052	3,189,181	1,669,429
Prepaid income taxes	377,335	—	291,233
Inventories	158,779	48,506	36,893
Prepaid expenses and other current assets	233,770	412,226	574,394
Deferred income taxes	457,651	578,421	599,248

Total current assets	12,908,218	10,062,199	7,415,868
Property and equipment, net	1,134,010	1,260,791	1,067,172
Other assets	703,245	61,269	94,404

	$14,745,473	$11,384,259	$8,577,444

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,095,641	$1,073,794	$726,210
Income taxes payable	—	248,171	—
Accrued expenses and other current liabilities	4,896,563	4,290,040	3,417,659
Billings in excess of costs and estimated earnings	210,611	19,978	—
Current portion of capital lease obligations	30,766	18,235	14,115
Current portion of long-term debt	95,833	628,045	656,594

Total current liabilities	6,329,414	6,278,263	4,814,578

Long-term debt	227,090	—	628,045
Capital lease obligations	—	28,007	27,957
Deferred income taxes	180,855	42,670	21,849

	$6,737,359	$6,348,940	$5,492,429

STOCKHOLDERS’ EQUITY
Common stock, no par value authorized - 5,000,000 shares - 3,667,464, 3,620,958 and 3,465,216 shares issued and outstanding in 2004, 2003 and 2002, respectively	3,315,522	2,233,619	1,428,092
Deferred compensation	—	(2,628)	34,240
Retained earnings	4,692,592	2,804,328	1,622,683

	8,008,114	5,035,319	3,085,015

	$14,745,473	$11,384,259	$8,577,444

See notes to consolidated financial statements

COMGLOBAL SYSTEMS, INCORPORATED

CONSOLIDATED STATEMENTS OF INCOME

	Years ended June 30,
	2004	2003	2002
Revenue	$39,391,258	$34,273,740	$28,083,226
Cost of revenue	30,319,263	27,245,109	22,071,706

Gross profit	9,071,995	7,028,631	6,011,520

Selling, general and administrative expenses	4,492,361	3,605,953	5,603,496

Income from operations	4,579,634	3,422,678	408,024

Other (income) and expense
Interest income	(10,562)	(13,180)	(32,557)
Interest expense	55,075	82,762	88,787
Other	10	2,363	(478)

	44,523	71,945	55,752

Income before income taxes	4,535,111	3,350,733	352,272

Income taxes	1,760,009	1,443,998	152,954

Net income	$2,775,102	$1,906,735	$199,318

See notes to consolidated financial statements

COMGLOBAL SYSTEMS, INCORPORATED

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common		Deferred Compensation	Retained Earnings	Stockholders’ Equity
	Shares	Amounts
BALANCE, June 30, 2001	3,323,363	$1,200,922	$31,710	$1,740,590	$2,973,222
Exercise of common stock options	221,092	111,317	(39,328)	—	71,989
Income tax benefit of stock options exercised	—	138,937	—	—	138,937
Deferred compensation common stock options	—	—	41,858	—	41,858
Repurchase and retirement of shares of common stock	(79,239)	(23,084)	—	(317,225)	(340,309)
Net income	—	—	—	199,318	199,318

BALANCE, June 30, 2002	3,465,216	1,428,092	34,240	1,622,683	3,085,015
Exercise of common stock options	208,237	224,664	(53,955)	—	170,709
Stock bonus	32,500	143,000	—	—	143,000
Issuance of common stock for ESOP	72,680	389,565	—	—	389,565
Income tax benefit of stock options exercised	—	126,323	—	—	126,323
Deferred compensation common stock options	—	—	17,087	—	17,087
Repurchase of shares common stock for ESOP	(72,680)	(35,965)	—	(353,600)	(389,565)
Repurchase and retirement of shares of common stock	(84,995)	(42,060)	—	(371,490)	(413,550)
Net income	—	—	—	1,906,735	1,906,735

BALANCE, June 30, 2003	3,620,958	2,233,619	(2,628)	2,804,328	5,035,319
Exercise of common stock options	47,142	90,804	(38,120)	—	52,684
Stock bonus	42,903	235,966	—	—	235,966
Stock issued in Acquisition	51,306	275,000	—	—	275,000
Issuance of stock for ESOP	87,534	469,182	—	—	469,182
Income tax benefit of stock options exercised	—	154,865	—	—	154,865
Deferred compensation common stock options	—	—	40,748	—	40,748
Repurchase of shares common stock for ESOP	(87,534)	(67,417)	—	(400,234)	(467,651)
Repurchase and retirement of shares of common stock	(94,845)	(76,497)	—	(486,604)	(563,101)
Net income	—	—	—	2,775,102	2,775,102

BALANCE, June 30, 2004	3,667,464	$3,315,522	$—	$4,692,592	$8,008,114

See notes to consolidated financial statements

COMGLOBAL SYSTEMS, INCORPORATED

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended June 30,
	2004	2003	2002
OPERATING ACTIVITIES
Net income	$2,775,102	$1,906,735	$199,318
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	807,735	504,575	552,455
Loss on sale of property and equipment	—	2,381	—
Income tax benefit of stock options exercised	154,865	126,323	138,937
Deferred compensation	40,748	17,087	41,858
Issuance of stock bonus	235,966	143,000	—
ESOP contribution related compensation expense	480,260	469,181	389,565
Changes in assets and liabilities:
Accounts receivable	(55,979)	(1,630,206)	811,431
Cost and estimated earnings in excess of billings	(964,871)	(1,519,752)	(321,880)
Income taxes	(377,335)	291,233	(166,076)
Inventories	(110,273)	(11,613)	(29,291)
Prepaid expenses and other current assets	178,456	162,167	(295,985)
Deferred income taxes	258,955	41,648	(34,220)
Other assets	18,720	33,135	(6,066)
Accounts payable	21,847	347,584	182,742
Income taxes payable	(248,171)	248,171	—
Accrued expenses and other current liabilities	548,982	792,766	921,952
Billings in access of costs and profits	190,633	19,978
Deferred maintenance revenue	57,542	—	—

Net cash provided by operating activities	4,013,182	1,944,393	2,384,740
INVESTING ACTIVITIES
Purchase of property and equipment	(567,306)	(695,177)	(592,628)
Proceeds from sale of property and equipment	—	18,151	—

Net cash used in investing activities	(567,306)	(677,026)	(592,628)

FINANCING ACTIVITIES
Principal payments on capital lease obligations	(15,476)	(19,379)	(96,976)
Principal payments on long-term debt	(628,045)	(656,594)	(403,647)
Purchase of assets and contract rights	(187,500)
Repurchase of shares of common stock	(1,030,752)	(803,116)	(340,309)
Proceeds from exercise of common stock options	52,684	170,710	71,989

Net cash used in financing activities	(1,809,089)	(1,308,379)	(768,943)

NET CHANGE IN CASH AND CASH EQUIVALENTS	1,636,787	(41,012)	1,023,169
CASH AND CASH EQUIVALENTS, Beginning	3,038,001	3,079,013	2,055,844

CASH AND CASH EQUIVALENTS, End	$4,674,788	$3,038,001	$3,079,013

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$55,075	$90,354	$91,892

Income taxes paid	$1,929,000	$741,836	$241,176

SUPPLEMENTAL SCHEDULE OF NON CASH INVESTING AND FINANCING ACTIVITIES
Notes issued for other assets	$337,500	$—	$—

Notes issued in customer settlement	$—	$—	$467,656

Equipment acquired under capital leases	$—	$23,549	$50,907

Issuance of common stock for ESOP	$469,182	$389,565	$—

Issuance of common stock for purchase of assets	$275,000	$—	$—

See notes to consolidated financial statements

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

ComGlobal Systems, Incorporated (ComGlobal) and its wholly owned subsidiary, ComGlobal Information Technology, Inc, (CGIT), collectively (the “Company”), provides software and systems support to both governmental and commercial customers. Projects range from basic Internet and e-mail hosting to complete program management support for complex military systems.

Basis of Accounting and Principles of Consolidation

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America.

Principles of Consolidation: The accompanying consolidated financial statements include the accounts of ComGlobal and CGIT, which was incorporated in June 2003. All significant intercompany accounts and transactions have been eliminated.

Revenue Recognition

The Company’s software arrangements generally require significant production, modification or customization. Accordingly, such arrangements are accounted for in conformity with Accounting Research Bulletin No. 45, Long-term Construction-Type Contracts, using the relevant guidance in Statement of Position 81-1, Accounting for Performance of Construction-Type Contracts and Certain Production-Type Contracts.

Significant portions of the Company’s revenues are represented under cost-reimbursable contracts. The revenues are recorded as reimbursable costs are incurred and include estimated earned fees in the proportion that costs incurred to date bear to total estimated costs.

The estimated revenues under fixed-price contracts and from hardware sales are recognized based on terms of the related contract either on the percentage-of-completion method of accounting based on costs incurred in relation to total estimated contract costs based or shipment to customers.

Revenues on time-and-materials contracts are recognized based on hours incurred, extended at contract rates plus material expense and other direct costs incurred.

Revenues related to maintenance and support services are recognized over the period of the related support or maintenance services to be provided.

Contract costs, including indirect costs, on certain U.S. government contracts are subject to audit by the government before final acceptance. Revenue has been recorded at amounts expected to be realized upon final settlement. Due to uncertainties inherent in the estimation process, it is possible that completion costs for contracts may require future adjustments. Anticipated contract losses are recognized in the period in which they are identified.

Costs and estimated earnings in excess of billings represent revenues earned on contracts in advance of billings, and is reflected as an asset on the balance sheet.

Billings in excess of costs and estimated earnings represent billings not earned and is reflected as a liability on the balance sheet.

Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investments with original maturities of not more than three months.

Accounts Receivable

Accounts receivable consist of amounts due to the Company from its normal business activities. Based on management’s review of the balances at June 30, 2004, 2003 and 2002, no allowance for doubtful accounts was deemed necessary.

Inventories

Inventories are stated at the lower of specific cost or market value.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, generally ranging from 3 to 7 years. Leasehold improvements are amortized using the straight-line method, over the shorter of the life of the improvement or lease term. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized.

Goodwill and Intangibles

The Company has adopted the provisions of SFAS No. 142. Under SFAS No. 142, goodwill is no longer amortized, but reviewed for impairment annually or more frequently if certain indications arise. Management believes that there is no impairment to the carrying value of goodwill as of June 30, 2004.

Intangibles related to certain contract rights which the Company acquired in July, 2003 are being amortized over a period of two years or the life of the contract, whichever is less.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company utilizes Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

Stock-Based Compensation

The Company accounts for its employee stock option plan in accordance with the provisions of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Accordingly, no compensation is recorded for employee stock options granted with exercise prices greater than or equal to the fair value of the underlying common stock at date of grant. Upon exercise, the net proceeds are credited to stockholders’ equity.

Pro forma information regarding net income is required by SFAS No. 123, Accounting for Stock-Based Compensation, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options’ vesting period. The Company has adopted the disclosure only provisions of SFAS No. 123. Under SFAS No. 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models. These models also require subjective assumptions, including expected time to exercise, which greatly affect the calculated values. The Company’s calculations were made using the minimum value method with the following weighted-average assumptions:

	Years ended June 30,
	2004	2003	2002
Assumptions:
Dividend yield	None	None	None
Risk free interest rate	3.00%	3.50%	4.38%
Expected life option	4 years	5 years	5 years
Weighted-average fair value per option	$0.57	$0.42	$0.66

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company’s calculations are based on a single option valuation approach and forfeitures are recognized as they occur. The following table illustrates the effect on net loss as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee awards:

	Years ended June 30,
	2004	2003	2002
Net income as reported	2,775,102	1,906,735	199,318
Add: Total stock-based compensation expensed under APB No. 25, after tax effect	24,937	10,255	23,692
Deduct: Total stock-based compensation expense determined under fair-value-based method for all awards, after tax effect	(12,512)	(11,144)	(54,926)

Pro forma net income under SFAS No. 123	$2,787,527	$1,905,846	$168,084

The Company accounts for equity instruments issued to nonemployees in accordance with the provisions of SFAS No. 123 and related interpretations, which requires that the fair value of such instruments be recognized as an expense over the period in which the related services are received.

Employee Savings and Retirement Plan

The Company has a defined contribution 401(k) Profit Sharing Plan and Trust (the “Plan”). Full-time employees are eligible to participate in the Plan starting on the first day of the month following their date of hire. The Company matches 50% of each eligible employee’s contributions up to 6% of gross salary, and may make discretionary contributions to the Plan. Company contributions vest over a five-year period. The Company contributed $402,819, $374,989 and $324,935 for years ended June 30, 2004, 2003 and 2002, respectively.

Employee Stock Ownership Plan

The Company has an Employee Stock Ownership Plan (the “ESOP”) compliant with the Employee Retirement Income Security Act of 1974. Employees become participants in the ESOP after the completion of 12 months and 1,000 hours of employment. The ESOP is funded by the Company at the discretion of the Board of Directors. Company contributions vest at the end of a five-year period. The Company accrued contributions of $480,260, $469,181 and $389,565 for years ended June 30, 2004, 2003 and 2002, respectively, which have been recorded as a charge to operations in their respective years and such amounts are included in accrued expenses and other current liabilities as of June 30, 2004, 2003 and 2002, respectively. The Company contributed $469,182, $389,565 and $0 of the Company’s common stock to the ESOP during the years ended June 30, 2004, 2003 and 2002, respectively.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

During the years ended June 30, 2004, 2003 and 2002, one customer accounted for 87%, 64% and 70% of revenues, respectively. Accounts receivable from this customer at June 30, 2004, 2003 and 2002 totaled $1,058,758, $1,189,429 and $264,329 respectively. Substantially all of the Company’s revenue is generated from agencies within the United States Department of Defense. The Company controls credit risk through credit approvals, credit limits and monitoring procedures. Bad debt expense has not been significant.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the carrying amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Impairment of Long-Lived Assets

The Company adopted Financial Accounting Standards Board (“FASB”) SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Under SFAS No. 144, management reviews the Company’s long-lived assets whenever events or circumstances indicate the carrying amount of such assets may not be recoverable. If there is an indication of impairment, management prepares an estimate of future cash flows (undiscounted and without interest) expected to result from the use of the asset and its eventual disposition. If such estimated cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value. Preparation of estimates is inherently subjective and is based on management’s best estimate of assumptions concerning expected future conditions. Based on its review, management does not believe an impairment of the Company’s long-lived assets has occurred at June 30, 2004, 2003 and 2002.

Recent Accounting Pronouncements

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, which requires consolidation of entities in which a company does not have a majority voting interest but is deemed to have a controlling interest. FIN 46 is effective immediately for interests in entities created after January 31, 2003. Management does not believe that the adoption of FIN 46 will have a material impact on the Company’s financial position or results of operations.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 2 - ACQUISITION

In July 2003, the Company entered into an agreement to acquire the assets of a engineering consulting services business. The purchase price of the assets, amounting to $550,000, consisted of 51,306 shares of the Company stock fair valued at $275,000, cash of $137,500 and a note, which bears interest at 5%, in the amount of $137,500. The note is payable in three equal annual installments of $45,833 beginning in July, 2004. The entire purchase price was allocated to goodwill.

In addition, as part of the transaction the company purchased certain rights to contracts for total consideration of $250,000. The agreement called for an initial cash payment of $50,000 and the balance over four equal annual payments beginning in July, 2004. The annual installments are payable either in cash or shares of the Company stock, at the option of the seller. The balance of the contact rights payments are non interest bearing and therefore the amount capitalized and allocated to contract rights was $227,297, based on the present value of the remaining payments. The rights are being amortized over two years.

NOTE 3 - BALANCE SHEET DETAILS

	Years ended June 30,
	2004	2003	2002
Property and equipment, at cost:
Computer equipment	$1,856,664	$1,597,255	$1,281,114
Software	393,672	341,790	310,444
Furniture and fixtures	512,839	464,913	305,509
Leasehold improvements	404,211	371,075	232,441
Equipment	370,695	246,507	212,995

	3,538,081	3,021,540	2,342,503
Less accumulated depreciation and amortization	(2,404,071)	(1,760,749)	(1,275,331)

	$1,134,010	$1,260,791	$1,067,172

Accrued expenses and other current liabilities:
Accrued incentive compensation	$2,592,607	$2,077,817	$1,696,498
Accrued vacation	993,487	758,785	602,247
Accrued compensation	286,263	608,120	544,221
Accrued ESOP benefit	480,259	469,181	389,565
Accrued contract and operating	69,659	117,709	96,839
Current portion long term debit	111,605	186,122	20,458
Deferred maintenance revenue	57,542	—	—
Other	305,141	72,306	67,831

	$4,896,563	$4,290,040	$3,417,659

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 4 - OTHER ASSETS

Other assets consist of:

	Years ended June 30,
	2004	2003	2002
Goodwill	$550,000	$—	$—
Contract Rights, net	113,649	—	—
Other	39,596	61,269	94,404

	$703,245	$61,269	$94,404

The Company has charged to operations amortization of $113,648 at June 30, 2004 in connection with the contract rights acquired in July 2003.

NOTE 5 - LONG TERM DEBT

Long term debt consists of:

	Years ended June 30,
	2004	2003	2002
Lines of credit	$—	$87,500	$137,500
Employee stock repurchase note	—	—	102,581
Acquisition notes	322,923	—	—
Employee settlement note	—	299,529	576,902
Customer settlement note	—	241,016	467,656
Total principal payments	322,923	628,045	1,284,639
Less current maturities	95,833	628,045	656,594

	$227,090	$—	$628,045

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 5 - LONG TERM DEBT (Continued)

Lines of credit

The Company has three line of credit facilities with a single financial institution. The first is a revolving line of credit of up to $4,000,000, of which $2,800,000 is unrestricted except under certain circumstances. The interest rate is variable at prime plus 0.25% (4.25% as of June 30, 2004, 4.75% as of June 30, 2003 and 5.75% as of June 30, 2002). There were no outstanding borrowings under this revolving line of credit as of June 30, 2004, 2003 and 2002.

The second is a non-revolving line of credit that provides for borrowings up to $200,000 at a variable interest rate of prime plus 1.0% (5% as of June 30, 2004, 5% as of June 30, 2003 and 5.75% as of June 30, 2002). In December 2000, the Company borrowed $200,000 against the non-revolving line of credit. The balance of the line was $0, $87,500 and $137,500 at June 30, 2004, 2003 and 2002 respectively. On April 1, 2001, pursuant to the terms of the agreement, the outstanding balance converted to a fully amortized 48-month term loan with principal and interest payable monthly and was fully paid at June 30, 2004.

The third is a non-revolving line of credit, obtained during December 2001, that provides for borrowings up to $300,000 at a variable interest rate of prime plus 1.0% (5% as of June 30, 2004, 5% as of June 30, 2003 and 5.75% as of June 30, 2002). There were no outstanding borrowings under this non-revolving line of credit as of June 30, 2004, 2003 and 2002. The credit facility expired in January, 2005 and has not been renewed.

Employee stock repurchase note

In March 2001, the company entered into an agreement with a former employee to repurchase 65,102 shares of the Company’s common stock at $4.40 per share in exchange for a note payable for $286,448. The note provided for three annual payments including principle and interest with the first installment paid on March 15, 2001 the second installment paid on March 15, 2002, and the remaining installment payable on March 15, 2003, in the amounts of $95,483, $100,734 and $106,725, respectively. Interest is accrued at 5.5% per annum and is payable upon payment of the second and third installments.

Acquisition notes

In connection with the acquisition described in Note 2, the Company has a note in the amount of $137,500. The note is payable in three equal annual installments of $45,833 beginning in July, 2004 and bears interest at 5%. The balance of the related asset note was $137,500 at June 30, 2004.

The Company also purchased certain rights to contracts for total consideration of $250,000. The balance of the contact rights payments is $185,423 and payable over four equal installments beginning in July 2004.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 5 - LONG TERM DEBT (Continued)

Employee settlement note

In December 2000, the Company entered into an agreement with an employee to cancel 299,930 vested common stock options in exchange for a deferred settlement of $1,268,784. The settlement was payable annually over four years in equal amounts of $317,196, due and payable on April 1 of each year from 2001 through 2004. During fiscal year 2001, the Company recorded settlement expense of $560,332, the difference between the cash paid to the employee and the intrinsic value of the award at the measurement date. The Company discounted the settlement obligation at an effective rate of 8%. The net amount due on the deferred settlement as of June 30, 2004, 2003 and 2002 was $0, $299,529 and $576,902, respectively.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 5 - LONG TERM DEBT (Continued)

Customer settlement note

During fiscal year 2002 the Company reached a settlement in an ongoing legal dispute. The Company incurred $2.9 million in costs related to the legal defense and final settlement cost, which are included in selling, general and administrative expenses.

The note payable balance was $241,016 and $467,656 at June 30, 2003 and 2002 respectively.

A summary of the payments of long term debt at June 30, 2004 are as follows:

Years Ending June 30,
2005	$95,833
2006	89,025
2007	90,446
2008	47,619

Total principal payments	322,923
Less current maturities	95,833

$227,090

NOTE 6 - LEASES

Operating Leases

The Company leases office facilities under noncancelable operating leases expiring on various dates through 2009. Certain leases provide for future increases in rent of an amount equal to the Company’s pro-rata share of annual property taxes and facility operating expenses. Rent expense under operating leases for the years ended June 30, 2004, 2003 and 2002 was $1,253,951, $1,232,446 and $1,048,909, respectively.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

Future minimum payments due under non-cancelable operating leases with remaining terms in excess of one year are as follows:

Years Ending June 30,
2005	$1,373,577
2006	1,395,547
2007	839,854
2008	495,963
2009	464,736

Thereafter	$4,569,677

Capital Leases

Property and equipment as of June 30, 2004, 2003 and 2002 includes office equipment with a net book value of $28,955, $53,774 and $41,908, respectively, under capital leases. Future minimum payments due under capital leases at June 30, 2004 amount to $30,766. The leases were fully paid in January, 2005.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 7 - STOCKHOLDERS’ EQUITY

Common Stock

Holders of common stock are entitled to one vote per share. The Board of Directors has not authorized stock dividends, but may do so at its discretion. Only members of the Board of Directors, consultants, employees, and former employees may own stock of the Company. If the relationship or affiliation of a stockholder to the Company is terminated, or ceases for any reason, all such stock will be offered to the Company at the then effective price in the manner described below.

The Company’s common stock can be repurchased by the Company at trade dates set by the Board of Directors. The Company generally repurchases a number of shares which constitute an amount at least equal to 33% of the Company’s previous three-year average annual after tax income. Each shareholder may offer up to 3,000 shares of common stock at each general trade date. In addition to the general trade date purchases, the Company may also repurchase common stock to fund the ESOP. The Board of Directors determines the number of shares the Company will buy. If the number of shares being offered to the Company is greater than the number being purchased by the Company, the Board of Directors has the option to buy the excess common stock or buy a pro-rata amount from each shareholder offering common stock for sale. If common stock offered by a departing employee remains unsold at the end of the next common stock trade date, the Company may negotiate an agreement to purchase the unsold shares from the employee with payments made over time.

Stock Bonus Plan

In July 2002, the stockholders of the Company approved the Stock Bonus Plan (the “Plan”), under which a maximum of 32,500 of the authorized, but unissued or reacquired, shares of the common stock of the Company may be awarded under the Plan. The purpose of the Plan is to retain and reward eligible employees, directors and consultants and to motivate such persons to contribute to the growth and profitability of the Company. Terms of the Stock Bonus Plan provide for the continuance of the Plan in effect until the earlier of its termination by the Board or the date on which all of the shares of stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the stock bonus agreements have lapsed. As of June 30, 2004, all of the authorized above shares have been issued.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 7 - STOCKHOLDERS’ EQUITY (Continued)

1996 Stock Option Plan

In August 1996, the stockholders of the Company approved the 1996 Incentive Stock Option Plan (the “1996 Plan”), under which 2,007,000 shares of common stock are reserved for issuance upon exercise of options granted by the Company. Terms of the 1996 Plan provide for the issuance of incentive options to employees, directors, founders and legal counsel of the Company. The Board of Directors administers the 1996 Plan.

The exercise price per share for options shall be fixed by the 1996 Plan’s administrator but shall not be less than 100% of the fair market value of the Company’s common stock on the option grant date. The exercise price for a stock option granted to an individual with greater than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the fair market value per share of common stock on the option grant date. The fair market value of the Company’s common stock is established by the Board of Directors. Outstanding options generally vest at a rate of 25% per year. Each option under the 1996 Plan has a maximum term ranging from 90 days after the option becomes vested to five years from the date of grant. Options are subject to earlier termination in the event of the optionee’s termination of service. The Board of Directors may amend or modify the 1996 Plan at any time.

2000 Stock Option Plan

In December 2000, the stockholders of the Company approved the 2000 Stock Option Plan (the “2000 Plan”), under which 500,000 shares of common stock are reserved for issuance upon exercise of options granted by the Company. No further grants will be made under the 1996 Plan. Terms of the 2000 Plan provide for the issuance of incentive and non-statutory options to employees, directors and consultants of the Company. The Board of Directors administers the 2000 Plan.

The exercise price per share for options shall be fixed by the 2000 Plan’s administrator but shall not be less than 100% and 85% of the fair market value of the Company’s common stock on the option grant date for incentive and non-statutory options, respectively. With respect to incentive and non-statutory options, the exercise price for a stock option granted to an individual with greater than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the fair market value per share of common stock on the option grant date. To the extent that options designated as incentive stock options become exercisable by an optionee for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount shall be treated as non-statutory options.

Outstanding options generally vest at a rate of 25% per year. Each option granted under the 2000 Plan has a maximum term of either five or ten years (depending on stock ownership) and is subject to earlier termination in the event of the optionee’s termination of service. The Board of Directors may amend or modify the 2000 Plan at any time.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 7 - STOCKHOLDERS’ EQUITY (Continued)

The following is a summary of stock option activity for years ended June 30, 2004, 2003 and 2002:

	Options Outstanding	Weighted Average Exercise Price Per Share
Options outstanding at June 30, 2002	1,208,083	$0.57
Granted	37,096	$4.40
Exercised	(221,092)	$0.33
Forefeited/canceled	(719,714)	$0.54

Options outstanding at June 30, 2002	304,373	$1.27
Granted	88,696	$5.23
Exercised	(208,237)	$0.87
Forefeited/canceled	(40,827)	$3.61

Options outstanding at June 30, 2003	144,005	$3.64
Granted	15,911	$4.97
Exercised	(47,142)	$1.12
Forefeited/canceled	(18,131)	$4.49

Options outstanding at June 30, 2004	94,643	$5.04

Exercisable, June 30, 2004	26,841	$4.83

Exercisable, June 30, 2003	33,912	$1.90

Exercisable, June 30, 2002	98,506	$0.64

The Company applies APB Opinion No. 25 in accounting for its employee stock option plans. Under APB Opinion No. 25, the Company will record compensation expense resulting from the difference between the respective exercise price per share and the estimated fair market value of the common stock at the dates of grant. Total deferred compensation for fiscal year 2000 and 1999 grants is recorded ratably over the vesting period of the respective options. The Company recorded $40,748 and $41,867 of deferred compensation expense associated with these option grants for fiscal years 2004 and 2003, respectively. All stock options granted during the years ended June 30, 2004, 2003 and 2002 were at an exercise price equal to the fair market value.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 7 - STOCKHOLDERS’ EQUITY (Continued)

The following table summarizes additional information regarding outstanding stock options at June 30, 2004:

Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted-Average Remaining Contractual Life (Years)	Weighted-Average Exercise Price	Number Exercisable	Weighted-Average Exercise Price
$4.40	32,512	1	$4.40	14,924	$4.40
$5.36 - $6.23	62,131	3	$5.41	11,917	$5.36

	94,643	4	$5.04	26,841	$4.83

Stock Repurchase Agreement

In April 2004, the Company entered into an agreement with two Board members to repurchase stock in the aggregate amount of $476,967 in three equal installments. The repurchase is at the election of the two Board members and will be at the stock price set by the Board in effect on the date of the repurchase. The first installment was paid in April, 2004, the second and third installments were due November 1, 2004 and November 1, 2005 respectively. In November 2004, one of the board members elected to sell shares under this agreement for a total purchase price of $123,240.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 8 - INCOME TAXES

Income Tax Expense

Income tax expense consists of the following:

	Years ended June 30,
	2004	2003	2002
Current:
Federal	$1,232,453	$1,120,593	$142,554
State	268,600	281,757	44,620

	1,501,053	1,402,350	187,174

Deferred:
Federal	212,106	52,872	(23,198)
State	46,850	(11,224)	(11,022)

	258,956	41,648	(34,220)

	$1,760,009	$1,443,998	$152,954

A reconciliation of income tax computed using the federal statutory income tax rate on income and income tax expense is as follows:

	Years ended June 30,
	2004	2003	2002
Income tax computed using the federal statutory rate of 34 percent	34.0%	34.0%	34.0%
Increases due to:
State income taxes, net of federal income tax benefit	4.6%	5.3%	6.3%
Other	0.2%	3.5%	3.1%

	38.8%	42.8%	43.4%

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 8 - INCOME TAXES (continued)

Deferred Income Taxes

Significant components of the deferred income tax balances are as follows:

	Years ended June 30,
	2004	2003	2002
Deferred income tax assets (liabilities):
Accrued expenses	$295,220	$177,585	$151,747
State income taxes	(20,913)	45,965	(23,029)
Depreciation and amortization	132,503	(42,670)	(21,849)
Various other reserves	231,696	354,871	470,530

Net deferred income tax asset	638,506	535,751	577,399
Less current net deferred income tax asset	(457,651)	(578,421)	(599,248)

Long-term net deferred income tax liability	$180,855	$(42,670)	$(21,849)

NOTE 9 - RELATED PARTIES

As of June 30, 2004, the Company had a note receivable due from an officer and stockholder of the Company for $47,344, including interest. The note, with an original balance of $40,000, was issued in March 2001 and bears interest at 0.54% per month. The note was forgiven in December 2004 in connection with the settlement of the former shareholder (see note 11). Such notes receivable are classified as other current assets in the accompanying balance sheets.

NOTE 10 - LITIGATION

During fiscal year 2004, the Company is involved in legal matters that arise in the normal course of its business. Management does not believe that the resolution of any of these matters will have a material impact on the Company’s financial position or result of operations.

COMGLOBAL SYSTEMS, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004, 2003 and 2002 (continued)

NOTE 11 - SUBSEQUENT EVENTS

Settlement Agreement and Share Repurchase

On December 15, 2004, the Company entered into a settlement agreement and general release with a founding shareholder, former Officer and Director in satisfaction of certain claims and causes of action that were filed against the company in 2004. The agreement required the Company to repurchase 555,701 shares then owned by the shareholder for an aggregate purchase price of approximately $4,622,000. The Company made an initial payment of approximately $625,000 for the purchase of 95,701 shares in January 2005 and the balance of the purchase price of approximately $3,997,000 was represented by a non-interest-bearing note which is payable in four equal quarterly installments of approximately $999,000 beginning in July 2005. The agreement provides for acceleration of the notes at the option of the seller under certain conditions which would include change in control or acquisitions.

In addition, the Company further agreed to make a settlement payment in the amount of $140,000 and forgave a note from the same shareholder in the amount of $52,000, including interest as part of the settlement. These amounts will be charged to operations in the subsequent period.

Letter of Intent

On December 24, 2004, the Company signed a letter of intent to sell all of its outstanding shares to a Purchaser for the aggregate purchase price of approximately $47 million. The terms of the sale call for the purchase price to be satisfied 90% in cash and the balance in shares of the acquiring Company. The sale was completed on April 1, 2005 and the selling price was paid in cash.

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information is based on the historical consolidated financial statements of Analex Corporation and ComGlobal.

The ComGlobal acquisition was completed on April 1, 2005 and consisted of the acquisition of all of the outstanding equity securities of ComGlobal in exchange for $47,000,000 in cash. To fund a portion of the purchase price of ComGlobal, the Company drew down a second traunch of $25,000,000 (“Series B-2”) from the initial Series B Financing, which consisted of the following:

•	issued and sold 7,142,856 shares of Series B-2 Preferred Stock, initially convertible, subject to adjustment, into 8,928,569 shares of Common Stock (the “Series B-2 Preferred Stock”); and

•	issued associated Common Stock Warrants exercisable upon stockholders’ approval at an initial exercise price of $4.29 per share in an amount equal to 1,785,713 shares of Common Stock, which is equal to one share of Common Stock for every five (5) shares of Common Stock issuable upon conversion of the Series B-2 Preferred Stock.

To fund the remaining portion of the purchase price of ComGlobal, the Company borrowed $22,000,000 under its amended and restated Revolving Credit Facility Note.

The Unaudited Pro Forma Combined Balance Sheet as of March 31, 2005 gives effect to the ComGlobal acquisition, including the aforementioned funding transactions associated with acquisition. The Unaudited Pro Forma Combined Statements of Operations for the three months ended March 31, 2005 and the year ended December 31, 2004, give effect to the aforementioned funding transactions as if they had occurred on January 1, 2004. The Company’s fiscal year ends annually on December 31. However, ComGlobal’s fiscal year ends annually on June 30. To coincide ComGlobal’s Consolidated Pro Forma Statement of Income with those of Analex for the year ended December 31, 2004, ComGlobal combined their periods ending September 30 and December 31, 2004 with their June 30, 2004 results and also excluded their periods ended September 30 and December 31, 2003 from the same to arrive at the balances used within the following Combined Pro Forma Statement of Operations for the Year Ended December 31, 2004.

Under the purchase method of accounting, the total estimated purchase price is allocated to the tangible and intangible assets and liabilities of ComGlobal, based on their fair values as of the acquisition date. An accelerated amortization method will be used to amortize the intangible assets. Independent valuation specialists are currently conducting a valuation in order to assist management in determining the fair values of certain of these assets. The preliminary work performed by the independent valuation specialists has been considered in management’s estimates of the fair values reflected in these unaudited pro forma combined financial statements. Subject to the final valuation, the actual amounts may differ from the information presented in these unaudited pro forma combined financial statements.

The unaudited pro forma combined financial information is presented for informational purposes only and does not purport to represent what the Company’s results of operations or financial position actually would have been had the events described in fact occurred on the dates specified, nor do they purport to project the Company’s results of operations or financial position for any future period or at any future date.

Unaudited Pro Forma Combined Balance Sheet

As of March 31, 2005

	Analex	ComGlobal		Pro Forma Adjustments	Adjusted Pro Forma
Assets
Current assets
Cash and cash equivalents	$588,500	$1,608,523	(a)	25,000,000	$2,197,023
			(b)	22,000,000
			(c)	(47,000,000)
Accounts receivable	18,425,900	5,929,707		—	24,355,607
Costs and estimated earnings in excess of billings	—	2,727,038		—	2,727,038
Prepaid income taxes	—	1,491,930		—	1,491,930
Inventories	—	458,980		—	458,980
Prepaid expenses and other current assets	3,681,300	572,314	(f)	(786,452)	3,467,162
Deferred income taxes	—	457,651		—	457,651

Total current assets	22,695,700	13,246,143		(786,452)	35,155,391
Property and equipment, net	1,366,100	1,025,717		—	2,391,817
Contract rights and other intangible assets	5,873,000	—	(d)	150,000	13,287,000
			(e)	7,264,000
Goodwill	43,167,800	—	(f)	31,193,543	74,361,343
Other assets	499,600	601,148		—	1,100,748

Total assets	$73,602,200	$14,873,008		37,821,091	$126,296,299

Liabilities and Shareholders’ Equity
Current liabilities
Accounts payable	1,265,900	231,408		—	1,497,308
Note payable - line of credit	3,881,800	—	(b)	22,000,000	25,881,800
Note payable - other	633,800	—		—	633,800
Deferred tax liability	927,400	—		—	927,400
Accrued expenses and other current liabilities	10,128,800	5,281,836		—	15,301,690
Current portion of long term debt	—	3,997,400	(j)	(3,997,400)	—

Total current liabilities	16,837,700	9,510,644		18,002,600	44,350,944
Notes payable - other	231,600	—		—	231,600
Series A convertible note	2,123,500	—		—	2,123,500
Deferred income taxes	5,141,600	180,855		—	5,322,455

Total liabilities	$24,334,400	$9,691,499		18,002,600	$52,028,499

Series A convertible preferred stock:	4,923,800	—		—	4,923,800
Series B convertible preferred stock:	12,000,000	—	(a)	25,000,000	26,814,289
			(h)	(2,325,000)	—
			(g)	(7,860,711)
Shareholders’ Equity
Common stock ($0.02 par value)	308,600	—		—	308,600
Additional paid in capital	40,095,600	—	(g)	7,860,711	47,956,311
Warrants outstanding	6,803,300	—	(h)	2,325,000	9,128,300
Common stock (no par value)	—	4,838,340	(i)	(4,838,340)	—
Retained earnings	(14,863,500)	343,169	(i)	(343,169)	(14,863,500)

Total shareholders’ equity	32,344,000	5,181,509		5,004,202	42,529,711

Total liabilities, convertible preferred stock and shareholders’ equity	$73,602,200	$14,873,008		37,821,091	$126,296,299

See Notes to Unaudited Pro Forma Combined Balance Sheet

Notes to Unaudited Pro Forma Combined Balance Sheet

(a)	Reflects proceeds from sale and issuance of associated with Series B-2 transaction.

(b)	Reflects proceeds from borrowing under the amended and restated revolving credit facility note.

(c)	Reflects cash paid to sellers of ComGlobal.

(d)	Reflects three-year non-competition agreement with the ComGlobal sellers.

(e)	Reflects the preliminary allocation of the purchase price to an intangible asset associated with the customer relationships associated with ComGlobal.

(f)	Reflects the goodwill created by the ComGlobal Acquisition.

Purchase price	$47,000,000
Acquisition costs	786,452

47,786,452
Less: net assets acquired	(9,178,909)
Less: purchase price allocated to preliminary intangible assets (See (d) and (e) above)	(7,414,000)

Preliminary excess of acquisition costs over net assets acquired	$31,193,543

We believe that the amounts for tangible assets and liabilities on ComGlobal’s consolidated statement of financial position approximate the fair market values of such assets and liabilities and, accordingly, such amounts have not been adjusted in the accompanying pro forma financial information. We are recording the effect of the acquisition based on our preliminary allocation of the purchase price and our final allocation will be determined when all necessary information becomes available.

(g)	Reflects the recognition of beneficial conversion associated with the convertible preferred stock issued in the Series B-2 transaction.

(h)	Reflects the allocation of the fair value to the detachable common stock warrants associated with the Series B-2 transaction.

(i)	Reflects the elimination of ComGlobal historical equity.

(j)	Reflects the elimination of long-term debt eliminated through partial allocation of the proceeds from the purchase price.

Unaudited Pro Forma Combined Statement of Operations

For the Three Months Ended March 31, 2005

	Analex	ComGlobal				Pro Forma Adjustments	Adjusted Pro Forma
Revenue	$28,438,200		$10,724,167			—	$39,162,367
Cost of revenue	(23,625,900)		(8,198,929)			—	(31,824,829)

Gross profit	4,812,300		2,525,238			—	7,337,538
Selling, general and administrative expenses	(2,277,900)		(1,982,083)			—	(4,259,983)
Amortization of intangible assets	(490,500)		—	(a	)	(396,443)	(886,943)

Income from operations	2,043,900		543,155			(396,443)	2,190,612
Other income and (expense)
Interest income	62,300		—			—	2,300
Interest expense	(765,300)		(321,325)	(b	)	(275,810)	(1,362,435)

	(763,000)		(321,325)			(275,810)	(1,360,135)

Income before income taxes	1,280,900		221,830			(672,253)	830,477
Income taxes (expense) benefit	(614,800)		(88,732)	(c	)	106,187	(597,345)

Income from continuing operations	666,100		133,098			(566,066)	233,132
Gain on sale of discontinued operations	23,600		—			—	23,600

Net income	689,700		133,098			(566,086)	256,732
Dividends on convertible preferred stock	(399,500)		—	(d	)	(375,000)	(774,500)
Accretion of convertible preferred stock	(937,500)		—	(e	)	(636,609)	(1,574,109)

Net (loss) income available to common shareholders	$(647,300)		$133,102			(1,577,675)	$(2,091,877)

Net loss per common share available to common shareholders – basic	$(0.04)	$		(f	)	(0.10)	$(0.14)

Basic weighted average common shares outstanding	15,423,286					15,423,286	15,423,286

Net loss per common share available to common shareholders – diluted	$(0.04)	$		(f	)	(0.10)	$(0.14)

Diluted weighted average common shares outstanding	15,423,286					15,423,286	15,423,286

See Notes to Unaudited Pro Forma Combined Statement of Operations

Unaudited Pro Forma Combined Statement of Operations

For the Twelve Months Ended December 31, 2004

	Analex	ComGlobal			Pro Forma Adjustments	Adjusted Pro Forma
Revenue	$94,416,700	$40,064,991			—	$134,481,691
Cost of revenue	(75,913,100)	(30,117,837)			—	(106,090,937)

Gross profit	18,503,600	9,887,154			—	9,962,247
Selling, general and administrative expenses	(10,776,800)	(5,373,696)			—	(16,150,496)
Amortization of intangible assets	(1,420,900)	—	(a	)	(1,880,943)	(3,301,843)

Income from operations	6,305,900	4,513,458			(1,880,943)	8,938,415
Other income and (expense)
Interest income	80,300	—			—	80,300
Interest expense	(9,002,200)	(179,000)	(b	)	(1,118,564)	(10,299,764)

	(8,921,900)	(179,000)			(1,118,564)	(10,219,464)

Income before income taxes	(2,616,000)	4,334,458			(2,999,507)	(1,281,049)
Income taxes (expense) benefit	(1,193,400)	(1,982,195)	(c	)	430,647	(2,744,948)

Income from continuing operations	(3,809,400)	2,352,263			(2,568,860)	(4,025,997)
Income from discontinued operations, net of income tax	8,200	—			—	8,200
Loss on disposal of discontinued operations, net of income tax	(545,000)	—			—	(545,000)

Net income	(4,346,200)	2,352,263			(2,568,860)	(4,562,797)
Dividends on convertible preferred stock	(1,113,500)	—	(d	)	(1,500,000)	(2,613,500)
Accretion of convertible preferred stock	(3,750,000)	—	(e	)	(2,546,436)	(6,296,436)

Net (loss) income available to common shareholders	$(9,209,700)	$2,352,263			(6,615,296)	$(13,472,733)

Net loss per common share available to common shareholders – basic	$(0.60)		(f	)	(0.46)	$(0.93)

Basic weighted average common shares outstanding	14,435,676				14,435,676	14,435,676

Net loss per common share available to common shareholders – diluted	$(0.60)		(f	)	(0.46)	$(0.93)

Diluted weighted average common shares outstanding	14,435,676				14,435,676	14,435,676

See Notes to Unaudited Pro Forma Combined Statement of Operations

Notes to Unaudited Pro Forma Combined Statement of Operations

(a)	Reflects amortization of identifiable intangible assets established with the ComGlobal acquisition, which have estimated lives of three to nine years.

(b)	Reflects estimated incremental interest expense associated with the debt incurred as part of the financing of the ComGlobal acquisition.

(c)	Reflects the tax effect of deductible adjustments at the statutory rate of 38.5%.

(d)	Reflects 6% cumulative dividend on the Series B-2 Preferred Stock sold and issued in conjunction with the ComGlobal acquisition.

(e)	Reflects the accretion of the preferred stock discounts associated with the embedded beneficial conversion ($7.9 million) and the fair value of the detachable common stock warrants ($2.3 million). The discounts are being accreted monthly over four years, through the date of earliest redemption.

(f)	Basic net income per share is computed by dividing net income available to common stockholders by the weighted average number of share of common stock outstanding for the period. Diluted net income per share is computed assuming conversion or exercise of all convertible securities, options and warrants at the beginning of the period presented unless the result is anti-dilutive.